 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2024

KATAPULT HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39116	81-4424170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5360 Legacy Drive, Building 2 Plano, TX	75024
(Address of principal executive offices)	(Zip Code)

(833) 528-2785
(Registrant’s telephone number, including area code:)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	KPLT	The Nasdaq Stock Market LLC
Redeemable Warrants	KPLTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 1, 2024, during the preparation of Katapult Holdings, Inc.’s (the “Company”) consolidated financial statements for the year ended December 31, 2023, the Company’s Board of Directors in consultation with Deloitte & Touche LLP (“D&T”), the Company’s independent registered public accounting firm for the year ended December 31, 2022, and Grant Thornton, LLP (“GT”), the Company’s current independent registered public accounting firm, determined that the Company’s revenue, sales tax payable, depreciation expense included in cost of revenue and property held for lease were materially misstated in certain prior periods. The Company’s conclusion was based on management’s determination that it miscalculated its sales tax payable related to certain leases and depreciation expense included in costs of revenue for certain leases originated on or before December 31, 2022. The Company performed an assessment of its sales tax liabilities across all jurisdictions for potential additional exposure. As a result of the assessment, the Company determined that it had not recorded a sales tax accrual for certain customer payments resulting in an understatement of sales tax payable and overstatement of rental revenue. In addition, depreciation expense for certain leases originated on or before December 31, 2022 was not included in cost of revenue and was previously recorded as an out-of-period adjustment to the Company’s results for the year ended December 31, 2023.

For the year ended December 31, 2022, the estimated impact of the restatements of the Company's consolidated statements of operations and comprehensive loss is expected to decrease revenue by $2.3 million and increase depreciation expense included in cost of revenue by $1.0 million. As of December 31, 2022, the estimated impact of the restatements of the Company’s consolidated balance sheet will be a cumulative increase in sales tax payable of $5.4 million and a decrease in property held for lease of $1.0 million. As of December 31, 2023, the estimated impact of the Company’s consolidated balance sheet will be an increase in sales tax payable by $0.2 million. In addition to the restatement errors described above, the Company expects to correct certain items that were previously identified and concluded as immaterial, individually and in the aggregate during such periods. The foregoing estimates remain subject to change pending the Company's finalization of its restatement analysis for the year ended December 31, 2022, completion of its financial statements for the year ended December 31, 2023 and completion of the Company’s ongoing work with the relevant sales tax authorities.

As a result of the foregoing determination, the Company determined that the Company’s previously issued financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Annual Report”), the Company’s unaudited condensed consolidated financial statements included in the Quarterly Reports on Form 10-Q for the quarterly periods within that year (the “2022 Quarterly Reports”), as well as the unaudited condensed consolidated financial statements included in the Quarterly Reports on Form 10-Q for the quarterly periods within the year ended December 31, 2023 (the “2023 Quarterly Reports”) and the Company’s full year 2023 earnings release on Form 8-K filed March 14, 2024 (the “2023 Earnings Release” and together with the 2022 Annual Report, the 2022 Quarterly Reports and the 2023 Quarterly Reports, the “Reports”), should no longer be relied upon and will be restated. Additionally, related press releases, shareholder communications, investor presentations or other communications describing relevant portions of the affected financials should no longer be relied upon.

The Company’s officers have discussed the matters described in this Form 8-K with D&T and GT and reviewed these matters with the Company’s Board of Directors.

The Company and its auditors have not yet determined whether the Company will need to amend its Annual Report on Form 10-K for the year ended December 31, 2022 or whether the Company can reflect such restatement of the audit for year ended December 31, 2022 in its Annual Report on Form 10-K for the year ended December 31, 2023 as well each unaudited quarter for fiscal 2022 and 2023.

Item 7.01 Regulation FD Disclosure.

As a result of the restatement described above, the Company will experience a delay in the filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and has filed a notification of late filing on Form 12b-25 with the SEC on April 2, 2024.

The information furnished in this Item 7.01 on this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including the Company’s estimates of the impact to its financial results and the required filings. Words such as “may,” “could,” “expect,” “project,” “outlook,” “strategy,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “strive,” “goal,” “continue,” “likely,” “will,” “would” and other similar words and expressions are intended to signify forward-looking statements. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain and are subject to various risks and uncertainties, including, without limitation, the risk that, upon completion of further procedures, the estimated financial results for the years ended December 31, 2022 and December 31, 2023 are different than the results described in this Form 8-K, the financial information provided herein has not been audited, reviewed, or compiled by our independent registered public accounting firms, the Company’s ongoing work with the relevant sales tax authorities and are subject to change; risks related to the timely and correct completion of the restatement and related filings; identification of errors in our financial reporting in the future that require us to restate previously issued financial statements, which may subject us to unanticipated costs or regulatory penalties and could cause investors to lose confidence in the accuracy and completeness of our financial statements; the risk that additional information may become known prior to the expected filing with the SEC of the Form 10-K for the year ended December 31, 2023 or that other subsequent events may occur that would require the Company to make additional adjustments to its financial statements or delay the filing of the corrected or future periodic reports with the SEC; risks related to changes in the effects of the restatement on financial results; risks related to our ability to implement and maintain effective internal control over financial reporting in the future, which may adversely affect the accuracy and timeliness of our financial reporting; risks related to the Company’s plans to remediate any control and procedures deficiencies; risks related to the timing and results of the Company’s review of the effectiveness of internal control over financial reporting and related disclosure controls and procedures; our ability to become current with our SEC periodic reporting requirements; our ability to effectively implement our business strategies and manage the risks in our business; the reactions of the marketplace to the foregoing; litigation and potential governmental investigations or proceedings arising out of or related to accounting and financial reporting matters; general business, economic and political conditions as well as those risks and uncertainties described in the sections entitled “Risk Factors” in the Company’s most recent Quarterly Report on Form 10-Q and similar disclosures in subsequent periodic and current reports filed with the SEC, which are available on the SEC website at www.sec.gov. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report on Form 8-K and should not be relied upon as representing the Company’s views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements, other than as may be required by law. If the Company does update one or more forward-looking statements, no inference should be made that the Company will make additional updates with respect to those or other forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 2, 2024	/s/ Orlando Zayas
		Name:	Orlando Zayas
		Title:	Chief Executive Officer